                                                                    EXHIBIT 99.2

PXRE             Consolidated Balance Sheets
Group Ltd.       (Dollars in thousands, except par value per share)
-------------------------------------------------------------------------------

                                                                                 September 30,                 December 31,
                                                                                    2003                           2002
                                                                                ------------                   ------------
                                                                                (Unaudited)
Assets           Investments:
                    Fixed maturities:
                      Available-for-sale (amortized cost $581,883
                         and $465,963, respectively),                              $ 592,128                    $ 478,878
                      Trading (cost $18,323 and $19,521, respectively)                21,006                       21,871
                    Short-term investments                                           232,646                      133,318
                    Hedge funds (cost $81,927 and $84,915, respectively)             115,065                      113,105
                    Other invested assets (cost $9,295 and $10,522,
                      respectively)                                                    9,939                       11,529
                                                                                ------------                  -----------
                       Total investments                                             970,784                      758,701
                 Cash                                                                 40,515                       46,630
                 Accrued investment income                                             6,348                        5,788
                 Premiums receivable, net                                             67,857                       77,290
                 Other receivables                                                    46,121                       27,052
                 Reinsurance recoverable on paid losses                               26,717                       29,653
                 Reinsurance recoverable on unpaid losses                            146,533                      207,444
                 Ceded unearned premiums                                              18,848                       10,496
                 Deferred acquisition costs                                            7,781                       22,721
                 Income tax recoverable                                                7,676                            -
                 Other assets                                                         48,911                       51,367
                                                                                ------------                  -----------
                       Total assets                                              $ 1,388,091                  $ 1,237,142
                                                                                ============                  ===========

Liabilities      Losses and loss expenses                                          $ 437,310                    $ 447,829
                 Unearned premiums                                                    55,668                       63,756
                 Debt payable                                                              -                       30,000
                 Reinsurance balances payable                                         60,002                       81,090
                 Deposit liabilities                                                  75,817                       35,149
                 Subordinated trust preferred securities                             126,839                            -
                 Income tax payable                                                        -                        2,486
                 Payable for securities purchased                                     82,940                           22
                 Other liabilities                                                    29,383                       29,011
                                                                                ------------                  -----------
                       Total liabilities                                             867,959                      689,343
                                                                                ------------                  -----------

                 Minority interest in consolidated subsidiary:
                     Company-obligated mandatorily redeemable
                      capital trust pass-through securities of
                      subsidiary trusts holding solely a company-
                      guaranteed related subordinated debt                                 -                      94,335
                                                                                ------------                  -----------

Shareholders'    Serial convertible preferred shares, $1.00 par value,
Equity                $10,000 stated  value -- 10 million shares
                      authorized, 0.02 million shares issued and outstanding         168,814                      159,077
                 Common shares, $1.00 par value -- 50 million shares
                      authorized, 12.2 million and 12.0 million shares issued
                      and outstanding, respectively                                   12,177                       12,030
                 Additional paid-in capital                                          172,214                      168,866
                 Accumulated other comprehensive income net of deferred income
                    tax expense of $2,795 and $2,866, respectively                     5,826                        7,142
                 Retained earnings                                                   164,939                      108,062
                 Restricted shares at cost (0.3 million and 0.2 million
                   shares, respectively)                                              (3,838)                      (1,713)
                                                                                ------------                  -----------
                       Total shareholders' equity                                    520,132                      453,464
                                                                                ------------                  -----------
                       Total liabilities and shareholders' equity                $ 1,388,091                  $ 1,237,142
                                                                                ============                  ===========

        The accompanying notes are an integral part of these statements.

PXRE              Consolidated Statements of Income and Comprehensive Income
Group Ltd.        (Dollars in thousands, except per share amounts)
-------------------------------------------------------------------------------

                                                                           Three Months Ended           Nine Months Ended
                                                                             September 30,               September 30,
                                                                          2003          2002          2003            2002
                                                                     ------------   ------------   ------------    ------------
                                                                                            (Unaudited)
Revenues          Net premiums earned                                   $ 69,082       $ 75,741      $ 237,870       $ 180,661
                  Net investment income                                    5,994          5,011         20,026          17,543
                  Net realized investment gains                              502          4,782            611           5,785
                  Fee income                                               1,148            928          3,533           2,766
                                                                     ------------   ------------   ------------    ------------
                                                                          76,726         86,462        262,040         206,755
                                                                     ------------   ------------   ------------    ------------

Losses and        Losses and loss expenses incurred                       35,387         48,264        113,041          84,350
Expenses          Commissions and brokerage                                3,218         13,489         37,863          31,208
                  Other operating expenses                                10,573          6,696         29,586          21,790
                  Interest expense                                             -            698          2,504           2,197
                  Interest expense - trust
                    preferred securities                                   2,817          2,127          7,350           6,550
                                                                     ------------   ------------   ------------    ------------
                                                                          51,995         71,274        190,344         146,095
                                                                     ------------   ------------   ------------    ------------


                  Income before income taxes                              24,731         15,188         71,696          60,660
                  Income tax provision                                     1,007          4,179          2,887          12,375
                                                                     ------------   ------------   ------------    ------------

                  Net income before convertible
                    preferred share dividends                           $ 23,724       $ 11,009       $ 68,809        $ 48,285
                                                                     ------------   ------------   ------------    ------------
                  Convertible preferred share dividends                    3,310          3,058          9,737           5,958
                                                                     ------------   ------------   ------------    ------------
                  Net income available to common shareholders           $ 20,414        $ 7,951       $ 59,072        $ 42,327
                                                                     ============   ============   ============    ============


Comprehensive     Net income before convertible
Income, Net         preferred share dividends                           $ 23,724       $ 11,009       $ 68,809        $ 48,285
of Tax            Net unrealized (depreciation)
                    appreciation on investments                           (4,008)         6,262         (2,262)         10,771
                  Net unrealized (depreciation)
                   appreciation on cash flow hedge                             -           (346)           946            (284)
                                                                     ------------   ------------   ------------    ------------
                  Comprehensive income                                  $ 19,716       $ 16,925       $ 67,493        $ 58,772
                                                                     ============   ============   ============    ============


Per Share         Basic:
                       Net income before convertible
                         preferred share dividends                       $ 1.99         $ 0.93         $ 5.77          $ 4.10
                       Convertible preferred share dividends              (0.28)         (0.26)         (0.82)          (0.51)
                                                                     ------------   ------------   ------------    ------------
                       Net income available to common shareholders        $ 1.71         $ 0.67         $ 4.95          $ 3.59
                                                                     ============   ============   ============    ============
                       Average shares outstanding (000's)                 11,925         11,817         11,931          11,778
                                                                     ============   ============   ============    ============


                  Diluted:
                       Net income                                         $ 1.01         $ 0.50         $ 2.97          $ 2.59
                                                                     ============   ============   ============    ============
                       Average shares outstanding (000's)                 23,583         22,137         23,201          18,630
                                                                     ============   ============   ============    ============


        The accompanying notes are an integral part of these statements.

PXRE              Consolidated Statements of Shareholders' Equity
Group Ltd.        (Dollars in thousands)
-------------------------------------------------------------------------------


                                                                       Three Months Ended              Nine Months Ended
                                                                         September 30,                  September 30,
                                                                     2003            2002            2003            2002
                                                                 -------------    ------------   -------------    -------------
                                                                                           (Unaudited)
Convertible         Balance at beginning of period                  $ 165,504       $ 152,900       $ 159,077        $      -
Preferred Shares    Issuance of shares, net                                 -               -               -          150,000
                    Dividends to convertible
                      preferred shareholders                            3,310           3,058           9,737            5,958
                                                                 -------------    ------------   -------------    -------------
                        Balance at end of period                    $ 168,814       $ 155,958       $ 168,814        $ 155,958
                                                                 =============    ============   =============    =============

Common Shares       Balance at beginning of period                   $ 12,169        $ 11,966        $ 12,030         $ 11,873
                    Issuance of shares, net                                 8              65             147              158
                                                                 -------------    ------------   -------------    -------------
                        Balance at end of period                     $ 12,177        $ 12,031        $ 12,177         $ 12,031
                                                                 =============    ============   =============    =============

Additional          Balance at beginning of period                  $ 172,096       $ 168,034       $ 168,866        $ 175,405
Paid-in Capital     Issuance of shares                                    118             916           3,259           (6,420)
                    Other                                                   -             (18)             89              (53)
                                                                 -------------    ------------   -------------    -------------
                        Balance at end of period                    $ 172,214       $ 168,932       $ 172,214        $ 168,932
                                                                 =============    ============   =============    =============

Accumulated         Balance at beginning of period                    $ 9,834         $ 4,272         $ 7,142           $ (299)
Other               Change in unrealized gains                         (4,008)          6,262          (2,262)          10,771
Comprehensive       Change in cash flow hedge                               -            (346)            946             (284)
Income                                                           -------------    ------------   -------------    -------------
                        Balance at end of period                      $ 5,826        $ 10,188         $ 5,826         $ 10,188
                                                                 =============    ============   =============    =============

Retained            Balance at beginning of period                  $ 145,256        $ 88,414       $ 108,062         $ 55,473
Earnings            Net income before convertible
                      preferred share dividends                        23,724          11,009          68,809           48,285
                    Dividends to convertible
                      preferred shareholders                           (3,310)         (3,058)         (9,737)          (5,958)
                    Dividends to common shareholders                     (731)           (721)         (2,195)          (2,156)
                                                                 -------------    ------------   -------------    -------------
                        Balance at end of period                    $ 164,939        $ 95,644       $ 164,939         $ 95,644
                                                                 =============    ============   =============    =============

Restricted Shares   Balance at beginning of period                   $ (4,328)       $ (2,644)       $ (1,713)        $ (2,672)
                    Issuance of restricted shares                          26              (9)         (4,582)          (1,049)
                    Amortization of restricted shares                     464             401           2,457            1,469
                                                                 -------------    ------------   -------------    -------------
                        Balance at end of period                     $ (3,838)       $ (2,252)       $ (3,838)        $ (2,252)
                                                                 =============    ============   =============    =============

Total               Balance at beginning of period                  $ 500,531       $ 422,942       $ 453,464        $ 239,780
Shareholders'       Issuance of convertible preferred shares                -               -               -          150,000
Equity              Issuance of shares                                    126             981           3,406           (6,262)
                    Restricted shares, net                                490             392          (2,125)             420
                    Unrealized (depreciation) appreciation
                       on investments, net of
                       deferred income tax                             (4,008)          6,262          (2,262)          10,771
                    Unrealized (depreciation) appreciation
                       on cash flow hedge,
                       net of deferred income tax                           -            (346)            946             (284)
                    Net income before convertible
                      preferred share dividends                        23,724          11,009          68,809           48,285
                    Dividends to common shareholders                     (731)           (721)         (2,195)          (2,156)
                    Other                                                   -             (18)             89              (53)
                                                                 -------------    ------------   -------------    -------------
                        Balance at end of period                    $ 520,132       $ 440,501       $ 520,132        $ 440,501
                                                                 =============    ============   =============    =============


        The accompanying notes are an integral part of these statements.

PXRE              Consolidated Statements of Cash Flows
Group Ltd.        (Dollars in thousands)
-------------------------------------------------------------------------------


                                                                               Three Months Ended        Nine Months Ended
                                                                                 September 30,           September 30,
                                                                            2003          2002         2003          2002
                                                                        -----------    -----------  -----------  ------------
                                                                                              (Unaudited)

Cash Flow         Net income before convertible
from Operating       preferred share dividends                            $ 23,724       $ 11,009     $ 68,809      $ 48,285
Activities        Adjustments to reconcile net income to net
                    cash provided by operating activities:
                      Losses and loss expenses                              (5,687)        11,729      (10,518)      (16,809)
                      Unearned premiums                                        960         (8,932)     (16,439)       10,498
                      Deferred acquisition costs                             1,646            904       14,940        (5,508)
                      Receivables                                          (19,197)        (7,008)      (9,636)      (14,096)
                      Reinsurance balances payable                          (6,500)         1,835      (21,088)       21,917
                      Reinsurance recoverable                               15,480         16,128       63,847        15,717
                      Income taxes                                            (259)         3,242      (10,001)       10,930
                      Equity in earnings of limited partnerships            (1,892)          (691)      (9,741)       (6,097)
                      Trading portfolio purchased                                -        (10,913)      (5,688)      (30,886)
                      Trading portfolio disposed                                 -         12,371        8,496        12,371
                      Deposit liability                                      6,450          3,196       40,668        19,891
                      Other                                                 (3,059)        (6,682)       5,427        (6,738)
                                                                        -----------   ------------  -----------  ------------
                        Net cash provided by operating activities           11,666         26,188      119,076        59,475
                                                                        -----------   ------------  -----------  ------------



Cash Flow         Fixed maturities available for sale purchased           (204,877)      (104,852)    (356,670)     (348,500)
from Investing    Fixed maturities available for sale
Activities          disposed or matured                                    177,479        100,245      239,389       111,958
                  Payable for securities                                    45,548        (10,590)      82,919         3,702
                  Net change in short-term investments                     (88,880)       (17,666)     (99,328)       34,716
                  Hedge funds purchased                                     (5,000)             -      (12,000)      (26,366)
                  Hedge funds disposed                                       3,095          3,639       19,936        36,793
                  Other invested assets purchased                              (12)          (283)        (133)         (283)
                  Other invested assets disposed                               530            665        1,568         8,380
                                                                        -----------   ------------  -----------  ------------
                        Net cash used by investing activities              (72,117)       (28,842)    (124,319)     (179,600)
                                                                        -----------   ------------  -----------  ------------



Cash Flow         Proceeds from issuance of convertible
from Financing      preferred shares                                             -            (46)           -       140,892
Activities        Proceeds from issuance of common shares                      129            880          671         2,073
                  Proceeds from issuance of minority interest
                    in consolidated subsidiaries                                 -              -       32,500             -
                  Cash dividends paid to common shareholders                  (731)          (722)      (2,195)       (2,156)
                  Repayment of debt                                              -         (5,000)     (30,000)      (25,000)
                  Repurchase of minority interest in
                    consolidated subsidiary                                      -              -            -        (2,967)
                  Cost of shares repurchased                                    24            (31)      (1,848)         (589)
                                                                        -----------   ------------  -----------  ------------
                         Net cash (used) provided by
                           financing activities                               (578)        (4,919)        (872)      112,253
                                                                        -----------   ------------  -----------  ------------

                  Net change in cash                                       (61,029)        (7,573)      (6,115)       (7,872)
                  Cash, beginning of period                                101,544         22,589       46,630        22,888
                                                                        -----------   ------------  -----------  ------------
                  Cash, end of period                                     $ 40,515       $ 15,016     $ 40,515      $ 15,016
                                                                        ===========   ============  ===========  ============

The accompanying notes are an integral part of these statements.


                  Supplemental disclosure of cash flow information:
                         Interest paid                                       5,381          4,816       10,175        10,591
                         Income taxes paid                                   1,174            666       12,793         3,668
